[FRONT COVER]

Oppenheimer Target Fund
Annual Report August 31, 1996

[PICTURE OF PETTING ZOO]

                         "We have some

                         important

                         financial goals,

                         so we want

                         our investment

                         to increase

                         in value

                         over time."


[LOGO] OppenheimerFunds(R)

News

Outperformed Average

Cumulative Total Return for the
3-Year Period Ended 8/31/96:

Oppenheimer Target Fund
Class A (at net asset value)(1)

58.64%

Lipper Capital Appreciation
Funds Average(3)

41.36%


This Fund is for people who want the potential for solid investment growth over the long-term.


How Your Fund Is Managed

Oppenheimer Target Fund seeks long-term growth by investing in the stocks of "growth-type" companies, and cyclical industries that the Fund's investments managers believe have opportunities for capital growth.

     In today's stock market, the Fund's managers are targeting consumer and industrial companies with strong earnings momentum, as well as companies that have excellent growth prospects, especially in the technology sector, such as computer software and net-working. The Fund also invests in U.S.-based companies that are believed to have superior growth potential because their products or services are in high demand abroad.

Performance

Total return at net asset value for the 12 months ended 8/31/96 was 18.31% for Class A shares and 17.32% for Class C shares. Cumulative total return for Class B shares since inception on 11/1/95 was 13.52%.(1)

     Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 8/31/96 were 11.51%, 12.20% and 10.09%, respectively. For Class B shares, cumulative total return since inception on 11/1/95 was 8.52%. For Class C shares, average annual total returns for the 1-year period and since inception on 12/1/93 were 16.32% and 15.92%.(2)

Outlook

"In the fourth quarter, demand for technology is usually tremendous not only because it's back to school time, but also because companies need to spend their budgets before the end of the calendar year. We don't see that being any different this year which leads us to believe technology stocks are a good place to be right now."

                                                  Jane Putnam, Portfolio Manager
                                                                 August 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 8/31/95, 8/31/91 and 8/31/86, after deducting the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/22/81. The Fund's maximum sales charge for Class A shares was higher during a portion of some of the periods shown, so that actual investment results would have been less. Class B returns show results of a hypothetical investment on 11/1/95 (inception of class), after the deduction of the applicable 5% contingent deferred sales charge. Class C returns show results of hypothetical investments on 8/31/95 and 12/1/93 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. When such returns are calculated in the same manner for the period ended 9/30/96, they are as follows: for Class A shares, 15.97%, 14.17% and 11.47% for the 1-, 5- and 10-year periods; for Class B shares, cumulative total return since inception was 17.14%; and for Class C shares, 21.05% and 18.46% for the 1-year period and since inception. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services, 8/31/96. The Lipper total return average for the 3-year period was for 112 capital appreciation funds. The average is shown for comparative purposes only. Oppenheimer Target Fund is characterized by Lipper as a capital appreciation fund. Lipper performance does not take sales charges into consideration.


2  Oppenheimer Target Fund

[PHOTO-BRIDGET A. MACASKILL]
Bridget A. Macaskill
President
Oppenheimer
Target Fund


Dear Shareholder,

Over the past few months, the stock market has shown investors just how unpredictable it can be. During this time, the market has experienced some remarkable shifts, both up and down. Despite the recent volatility, we remain optimistic and see this activity as "normal" movement in a bull market rather than the onset of a bear market. Here's why.

     We entered this period agreeing with many experts that the stock market was probably due for some kind of a downturn. After all, we had not experienced any real market correction in six years, making this the longest bull market of the post-World War II era. Although the market did decline significantly in June and July, we believe that long-term it will remain strong for the following three reasons: strong corporate profits; low inflation; and stabilized interest rates.

     First, because corporate profits of U.S. companies had advanced at a double-digit rate between 1992 and 1995, investors had fully expected this year's profit tallies to be flat. But instead, corporate America continued to perform. Corporate profits were strong during the first part of the year due to the fact that many companies reduced their operating expenses and frequently applied their profits to their businesses.

     Second, it is our belief that in today's world, faster economic growth may not necessarily mean higher inflation. For example, despite reports of an increase in hourly wages, inflation has remained low. In fact, our outlook is that inflation will remain under control, primarily because of the Federal Reserve's conservative monetary policy over the last few years as well as the declining federal government deficit which should help the stock market to remain strong.

     Third, the strength of the stock market earlier this year is all the more noteworthy because it came during a time when interest rates moved up sharply--the yield on the benchmark 30-year U.S. Treasury bond rose from under 6% in January to about 7% today. Interest rates have been rising partly because investors are concerned about whether the economy is growing fast enough to generate higher inflation. And, while it's impossible to predict how interest rates will fluctuate, we believe they will stabilize over the next few months. Rest assured, however, that we will continue to monitor this situation very closely and would become very cautious in anticipating the stock market's performance if inflation were to flare up.

     Taking these factors into account this year, our managers have worked hard to strive to meet their Fund's objective--being careful not to abandon their investment styles in response to short-term changes in the market. Additionally, they understand that, historically, a diversified portfolio of stocks has provided superior growth over the long term. With that in mind, it is critical for investors to remain focused on long-term goals and put near-term fluctuations in their proper perspective.

     Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ Bridget A. Macaskill

Bridget A. Macaskill

September 20, 1996


The Board of Trustees recently decided to change the fiscal year end of this Fund from December 31 to August 31 in order to facilitate the auditing process. Due to this change, the next shareholder report you receive will cover the six-month period ended February 28, 1997.


3  Oppenheimer Target Fund

[PHPOTO-FEMALE FUND MANAGER][PHOTO-MALE FUND MANAGER]


An interview with your Fund's managers.


Q + A

Q: How has
the Fund
performed?




How did the Fund perform over the period?

While the last few months have been volatile for many funds, Target performed well. One reason for our good performance was that we avoided a lot of the unseasoned areas that were strong during the first half of the year, only to have been hit the hardest in the following two months. Also, we had a higher percentage of cash than our peers, which hurt us in the first half but proved to be a tremendous benefit for us during the recent decline when we were able to put that cash to work at attractive prices. As a result of these two factors, year-to-date the Fund is well into the first quartile of all aggressive funds tracked by Lipper Analytical Services.(1)

[PHOTO-FUND MANAGER]

What investments made positive contributions to performance?

We're always looking for companies in fast growing markets that are grabbing market share and for the most part, that's meant consumer cyclicals and technology. For example, we've benefited from several large apparel companies as well as retailers and communications technology companies. Our strategy was to buy the stocks of companies that we felt were going to be gaining share in markets that showed great growth.(2)

Did any investments negatively impact the portfolio?

We were a little disappointed that some of the brokerage and asset management firms within the financial services sectors didn't perform as well as we thought they would. We were positioned there believing there were good long- and short-term reasons for continued strong performance, but short-term performance has been flat. As far as individual stocks, basic materials was an area we reduced. However, the sector weakened faster than we thought and consequently we




1. Source: Lipper Analytical Services, 8/31/96. Oppenheimer Target Fund Class A shares for the year-to-date period ended 8/31/96 was ranked 36th out of 190 funds; and for the 1-year period ended 8/31/96, the Fund was ranked 43rd out of 171 funds in its category. Oppenheimer Target Fund is characterized by Lipper as a capital appreciation fund. This comparison does not take sales charges into consideration. Past performance is no guarantee of future results.

2. The Fund's portfolio is subject to change.


4  Oppenheimer Target Fund

Facing page
Top left: Jane Putnam, Portfolio
Manager

Top right: Michael Levine, Member
of Equity Investments Team

Bottom: Jay Tracey, Member
of Equity Investments Team

This page
Top: John Doney, Member of
Equity Investments Team

Bottom: Robert Doll, Executive VP,
Director of Equity Investments
and Richard Rubinstein, Member
of Equity Investments Team


A: The
Fund has
outperformed
many of
its peers.


were not able to reduce that area as much as we would have liked.

What changes have you made to the portfolio in light of the market's recent volatility?

We've done some trimming to our financial holdings because we think this is an area that has become almost fully valued. We've taken money out of this area so that we could add to leading names in areas like HMOs that took a hit during the decline but we feel are now a good buy. We've also added to some energy as well as industrial stocks.

     During the last two months we were pleased that we had some extra cash in the portfolio because, with the NASDAQ down at one point nearly 20 percent, there were many stocks that became available at reasonable prices. We took that as a buying opportunity and used it to make some excellent purchases. These new additions have helped to build the portfolio's equity position while, at the same time, they reduced our cash level significantly.

What areas do you expect to do especially well in the future?

We're comfortable with our overweight in technology stocks. We're starting to see positive signs, as new software is being introduced and people are upgrading their computers, both in the office and at home. In the fourth quarter, demand for technology is usually strong not only because it's back to school time, but also because companies need to spend their budgets before the end of the calendar year. We don't see that being any different this year, especially given the strong new product cycle, which leads us to believe technology stocks are a good place to be right now.

[PHOTO-ROBERT DOLL AND RICHARD RUBINSTEIN]

[PHOTO-JOHN DONEY]

What adjustments are you making to the portfolio in view of the upcoming Presidential election?

Over the last few Presidential election years, the areas that seem to have suffered the most have generally been related to healthcare. That's because the candidates are likely to begin discussing the Medicare issue and consequently, drug and healthcare service companies do not perform as well as they normally would. While we still have a significant position in pharmaceuticals, we've trimmed the position and sold some of the names that we've already seen outperform. We're watching this area carefully. []


5 Oppenheimer Target Fund


                    Statement of Investments   August 31, 1996

                                                                                                  Face                  Market Value
                                                                                                  Amount                See Note 1
===================================================================================================================================
Convertible Corporate Bonds and Notes--0.3%
-----------------------------------------------------------------------------------------------------------------------------------
                    Danka Business Systems PLC, 6.75% Cv. Sub. Nts., 4/1/02 (Cost $1,723,750)     $1,700,000            $ 1,980,500

                                                                                                  Shares
===================================================================================================================================
Common Stocks--87.4%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Materials--3.9%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.2%
                    FMC Corp.(1)                                                                        13,600              870,400
                    ---------------------------------------------------------------------------------------------------------------
                    IMC Global, Inc.                                                                   115,000            4,945,000
                    ---------------------------------------------------------------------------------------------------------------
                    Morton International, Inc.                                                          80,000            2,970,000
                    ---------------------------------------------------------------------------------------------------------------
                    Praxair, Inc.                                                                      210,400            8,652,700
                    ---------------------------------------------------------------------------------------------------------------
                    Terra Industries, Inc.                                                             270,100            3,578,825
                    ---------------------------------------------------------------------------------------------------------------
                    Union Carbide Corp.                                                                110,000            4,757,500
                                                                                                                        -----------
                                                                                                                         25,774,425

-----------------------------------------------------------------------------------------------------------------------------------
Paper--0.7%
                    Boise Cascade Corp.                                                                 55,000            1,856,250
                    ---------------------------------------------------------------------------------------------------------------
                    Bowater, Inc.                                                                      110,000            3,960,000
                                                                                                                        -----------
                                                                                                                          5,816,250

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--14.2%
-----------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--1.4%
                    AutoZone, Inc.(1)                                                                  120,000            3,270,000
                    ---------------------------------------------------------------------------------------------------------------
                    Pulte Corp.                                                                        150,000            3,731,250
                    ---------------------------------------------------------------------------------------------------------------
                    Toll Brothers, Inc.(1)                                                             240,000            4,170,000
                                                                                                                        -----------
                                                                                                                         11,171,250

-----------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--2.5%
                    Alaska Air Group, Inc.(1)                                                          150,000            3,168,750
                    ---------------------------------------------------------------------------------------------------------------
                    AMR Corp.(1)                                                                        30,000            2,460,000
                    ---------------------------------------------------------------------------------------------------------------
                    Callaway Golf Co.                                                                   31,800            1,049,400
                    ---------------------------------------------------------------------------------------------------------------
                    Disney (Walt) Co.                                                                  125,000            7,125,000
                    ---------------------------------------------------------------------------------------------------------------
                    Outback Steakhouse, Inc.(1)                                                         45,000            1,271,250
                    ---------------------------------------------------------------------------------------------------------------
                    Wendy's International, Inc.                                                        252,800            5,119,200
                                                                                                                        -----------
                                                                                                                         20,193,600

-----------------------------------------------------------------------------------------------------------------------------------
Media--0.7%
                    Evergreen Media Corp., Cl. A(1)                                                    105,000            3,307,500
                    ---------------------------------------------------------------------------------------------------------------
                    Viacom, Inc., Cl. B(1)                                                              75,768            2,386,692
                                                                                                                        -----------
                                                                                                                          5,694,192

-----------------------------------------------------------------------------------------------------------------------------------
Retail: General--5.1%
                    Donna Karan International, Inc.(1)                                                 269,600            6,605,200
                    ---------------------------------------------------------------------------------------------------------------
                    Eckerd Corp.(1)                                                                    271,500            6,651,750
                    ---------------------------------------------------------------------------------------------------------------
                    Jones Apparel Group, Inc.(1)                                                       100,600            5,570,725
                    ---------------------------------------------------------------------------------------------------------------
                    Liz Claiborne, Inc.                                                                 65,000            2,258,750
                    ---------------------------------------------------------------------------------------------------------------
                    Nautica Enterprises, Inc.(1)                                                       100,000            2,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tommy Hilfiger Corp.(1)                                                            199,000            9,974,875
                    ---------------------------------------------------------------------------------------------------------------
                    Wal-Mart Stores, Inc.                                                              265,000            7,022,500
                                                                                                                        -----------
                                                                                                                         40,733,800


                    6  Oppenheimer Target Fund



                                                                                                                        Market Value
                                                                                                       Shares           See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--4.5%
                    American Pad & Paper Co.(1)                                                        221,000          $ 3,674,125
                    ---------------------------------------------------------------------------------------------------------------
                    Bed Bath & Beyond, Inc.(1)                                                         200,000            4,525,000
                    ---------------------------------------------------------------------------------------------------------------
                    CUC International, Inc.(1)                                                          75,000            2,578,125
                    ---------------------------------------------------------------------------------------------------------------
                    Gap, Inc. (The)                                                                    180,000            6,300,000
                    ---------------------------------------------------------------------------------------------------------------
                    General Nutrition Cos., Inc.(1)                                                    180,100            2,656,475
                    ---------------------------------------------------------------------------------------------------------------
                    Home Depot, Inc.                                                                    65,000            3,453,125
                    ---------------------------------------------------------------------------------------------------------------
                    Lands' End, Inc.(1)                                                                 95,000            1,995,000
                    ---------------------------------------------------------------------------------------------------------------
                    Nike, Inc., Cl. B                                                                  100,000           10,800,000
                                                                                                                        -----------
                                                                                                                         35,981,850

-----------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--16.0%
-----------------------------------------------------------------------------------------------------------------------------------
Beverages--1.1%
                    Coca-Cola Co. (The)                                                                140,000            7,000,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cott Corp.                                                                         200,000            1,562,500
                                                                                                                        -----------
                                                                                                                          8,562,500

-----------------------------------------------------------------------------------------------------------------------------------
Food--3.1%
                    American Stores Co.                                                                100,000            4,112,500
                    ---------------------------------------------------------------------------------------------------------------
                    JP Foodservice, Inc.(1)                                                             94,900            2,230,150
                    ---------------------------------------------------------------------------------------------------------------
                    Kroger Co.(1)                                                                      125,000            5,296,875
                    ---------------------------------------------------------------------------------------------------------------
                    Richfood Holdings, Inc.                                                            125,000            4,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Safeway, Inc.(1)                                                                   240,000            8,700,000
                                                                                                                        -----------
                                                                                                                         25,089,525

-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--4.4%
                    Amgen, Inc.(1)                                                                      50,000            2,912,500
                    ---------------------------------------------------------------------------------------------------------------
                    Bristol-Myers Squibb Co.                                                            60,000            5,265,000
                    ---------------------------------------------------------------------------------------------------------------
                    Johnson & Johnson                                                                   74,526            3,670,405
                    ---------------------------------------------------------------------------------------------------------------
                    Pfizer, Inc.                                                                       150,000           10,650,000
                    ---------------------------------------------------------------------------------------------------------------
                    Schering-Plough Corp.                                                              150,000            8,381,250
                    ---------------------------------------------------------------------------------------------------------------
                    Warner-Lambert Co.                                                                  80,000            4,760,000
                                                                                                                        -----------
                                                                                                                         35,639,155

-----------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies &
Services--6.0%
                    Apache Medical Systems, Inc.(1)                                                     80,000            1,030,000
                    ---------------------------------------------------------------------------------------------------------------
                    Boston Scientific Corp.(1)                                                         120,000            5,505,000
                    ---------------------------------------------------------------------------------------------------------------
                    Gulf South Medical Supply, Inc.(1)                                                 140,000            3,045,000
                    ---------------------------------------------------------------------------------------------------------------
                    HealthCare COMPARE Corp.(1)                                                        139,100            5,946,525
                    ---------------------------------------------------------------------------------------------------------------
                    HEALTHSOUTH Corp.(1)                                                               100,000            3,237,500
                    ---------------------------------------------------------------------------------------------------------------
                    Henry Schein, Inc.(1)                                                               99,500            3,308,375
                    ---------------------------------------------------------------------------------------------------------------
                    Lincare Holdings, Inc.(1)                                                          105,000            3,917,812
                    ---------------------------------------------------------------------------------------------------------------
                    Medtronic, Inc.                                                                     95,000            4,940,000
                    ---------------------------------------------------------------------------------------------------------------
                    Nellcor Puritan Bennett, Inc.(1)                                                   180,000            4,635,000
                    ---------------------------------------------------------------------------------------------------------------
                    Oxford Health Plans, Inc.(1)                                                       125,000            5,718,750
                    ---------------------------------------------------------------------------------------------------------------
                    Sofamor Danek Group, Inc.(1)                                                        70,000            2,012,500
                    ---------------------------------------------------------------------------------------------------------------
                    Ventana Medical Systems, Inc.(1)                                                    50,000              750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Ventritex, Inc.(1)                                                                 130,000            1,771,250
                    ---------------------------------------------------------------------------------------------------------------
                    VISX, Inc.(1)                                                                      125,200            2,425,750
                                                                                                                        -----------
                                                                                                                         48,243,462


                    7  Oppenheimer Target Fund


                    Statement of Investments   (Continued)

                                                                                                                        Market Value
                                                                                                       Shares           See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.4%
                    Procter & Gamble Co.                                                                35,000          $ 3,110,625
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco--1.0%
                    Philip Morris Cos., Inc.                                                            30,000            2,692,500
                    ---------------------------------------------------------------------------------------------------------------
                    UST, Inc.                                                                          185,000            5,550,000
                                                                                                                        -----------
                                                                                                                          8,242,500

-----------------------------------------------------------------------------------------------------------------------------------
Energy--3.2%
-----------------------------------------------------------------------------------------------------------------------------------
Energy Services &
Producers--1.7%
                    Global Marine, Inc.(1)                                                             140,000            2,012,500
                    ---------------------------------------------------------------------------------------------------------------
                    Sonat Offshore Drilling, Inc.                                                      105,000            5,735,625
                    ---------------------------------------------------------------------------------------------------------------
                    Tidewater, Inc.                                                                    145,000            5,564,375
                                                                                                                        -----------
                                                                                                                         13,312,500

-----------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--1.5%
                    Mobil Corp.                                                                         60,000            6,765,000
                    ---------------------------------------------------------------------------------------------------------------
                    Phillips Petroleum Co.                                                             130,000            5,265,000
                                                                                                                        -----------
                                                                                                                         12,030,000

-----------------------------------------------------------------------------------------------------------------------------------
Financial--16.4%
-----------------------------------------------------------------------------------------------------------------------------------
Banks--3.2%
                    Bank of Boston Corp.                                                               125,000            6,593,750
                    ---------------------------------------------------------------------------------------------------------------
                    BankAmerica Corp.                                                                   42,000            3,255,000
                    ---------------------------------------------------------------------------------------------------------------
                    Chase Manhattan Corp. (New)                                                         14,000            1,041,250
                    ---------------------------------------------------------------------------------------------------------------
                    NationsBank Corp.                                                                   90,000            7,661,250
                    ---------------------------------------------------------------------------------------------------------------
                    SouthTrust Corp.                                                                    50,000            1,475,000
                    ---------------------------------------------------------------------------------------------------------------
                    State Street Boston Corp.                                                           87,400            4,730,525
                    ---------------------------------------------------------------------------------------------------------------
                    Wells Fargo & Co.                                                                    5,000            1,243,750
                                                                                                                        -----------
                                                                                                                         26,000,525

-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--10.7%
                    Advanta Corp., Cl. A                                                               175,000            8,553,125
                    ---------------------------------------------------------------------------------------------------------------
                    Associates First Capital Corp., Cl. A                                              124,000            4,898,000
                    ---------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp.                                                    60,000            5,302,500
                    ---------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn.                                                    100,000            3,100,000
                    ---------------------------------------------------------------------------------------------------------------
                    Finova Group, Inc.                                                                  75,000            4,125,000
                    ---------------------------------------------------------------------------------------------------------------
                    First USA, Inc.                                                                    190,000           10,070,000
                    ---------------------------------------------------------------------------------------------------------------
                    Franklin Resources, Inc.                                                           120,000            7,140,000
                    ---------------------------------------------------------------------------------------------------------------
                    Green Tree Financial Corp.                                                         430,000           14,942,500
                    ---------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Group, Inc.                                                          30,000            1,432,500
                    ---------------------------------------------------------------------------------------------------------------
                    Price (T. Rowe) Associates                                                         196,200            5,689,800
                    ---------------------------------------------------------------------------------------------------------------
                    Salomon, Inc.                                                                      125,000            5,625,000
                    ---------------------------------------------------------------------------------------------------------------
                    Schwab (Charles) Corp. (New)                                                       150,000            3,750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Travelers Group, Inc.                                                              262,500           11,385,937
                                                                                                                        -----------
                                                                                                                         86,014,362

-----------------------------------------------------------------------------------------------------------------------------------
Insurance--2.5%
                    Allstate Corp.                                                                     120,000            5,355,000
                    ---------------------------------------------------------------------------------------------------------------
                    Amerin Corp.(1)                                                                     15,000              341,250
                    ---------------------------------------------------------------------------------------------------------------
                    MGIC Investment Corp.                                                               70,900            4,493,287
                    ---------------------------------------------------------------------------------------------------------------
                    SunAmerica, Inc.                                                                   150,000           10,218,750
                                                                                                                        -----------
                                                                                                                         20,408,287


                    8  Oppenheimer Target Fund



                                                                                                                        Market Value
                                                                                                        Shares          See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--7.1%
-----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment--2.2%

                    Emerson Electric Co.                                                                105,000         $ 8,793,750
                    ---------------------------------------------------------------------------------------------------------------
                    General Electric Co.                                                                 40,000           3,325,000
                    ---------------------------------------------------------------------------------------------------------------
                    Honeywell, Inc.                                                                      73,700           4,283,813
                    ---------------------------------------------------------------------------------------------------------------
                    Kemet Corp.(1)                                                                       75,000           1,275,000
                                                                                                                        -----------
                                                                                                                         17,677,563
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--1.2%
                    Centex Corp.                                                                        141,000           4,529,625
                    ---------------------------------------------------------------------------------------------------------------
                    Rayonier, Inc.                                                                      132,700           5,258,238
                                                                                                                        -----------
                                                                                                                          9,787,863
-----------------------------------------------------------------------------------------------------------------------------------
Industrial Services--1.0%
                    Danka Business Systems PLC, Sponsored ADR                                            40,000           1,165,000
                    ---------------------------------------------------------------------------------------------------------------
                    DecisionOne Holdings Corp.(1)                                                       151,200           2,532,600
                    ---------------------------------------------------------------------------------------------------------------
                    Manpower, Inc.                                                                      125,000           4,453,125
                                                                                                                        -----------
                                                                                                                          8,150,725
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.7%
                    AGCO Corp.                                                                          135,300           3,196,463
                    ---------------------------------------------------------------------------------------------------------------
                    Kulicke & Soffa Industries, Inc.(1)                                                 120,000           1,185,000
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Filter Corp.(1)                                                                 60,000           1,567,500
                                                                                                                        -----------
                                                                                                                          5,948,963
-----------------------------------------------------------------------------------------------------------------------------------
Transportation--2.0%
                    Burlington Northern Santa Fe Corp.                                                   42,000           3,360,000
                    ---------------------------------------------------------------------------------------------------------------
                    Canadian Pacific Ltd. (New)                                                         370,000           8,325,000
                    ---------------------------------------------------------------------------------------------------------------
                    Illinois Central Corp.                                                              132,150           3,997,538
                                                                                                                        -----------
                                                                                                                         15,682,538
-----------------------------------------------------------------------------------------------------------------------------------
Technology--25.6%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.5%
                    Goodrich (B.F.) Co.                                                                 114,000           4,275,000
-----------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--4.0%
                    Adaptec, Inc.(1)                                                                    140,000           6,982,500
                    ---------------------------------------------------------------------------------------------------------------
                    Cabletron Systems, Inc.(1)                                                          100,000           6,100,000
                    ---------------------------------------------------------------------------------------------------------------
                    EMC Corp.(1)                                                                        345,000           6,641,250
                    ---------------------------------------------------------------------------------------------------------------
                    Gateway 2000, Inc.(1)                                                               170,800           7,611,275
                    ---------------------------------------------------------------------------------------------------------------
                    Seagate Technology, Inc.(1)                                                          95,000           4,560,000
                                                                                                                        -----------
                                                                                                                         31,895,025

-----------------------------------------------------------------------------------------------------------------------------------
Computer Software--10.4%
                    BMC Software, Inc.(1)                                                               121,000           9,014,500
                    ---------------------------------------------------------------------------------------------------------------
                    Business Objects SA, Sponsored ADR(1)                                                68,700           1,219,425
                    ---------------------------------------------------------------------------------------------------------------
                    Computer Associates International, Inc.                                              75,000           3,937,500
                    ---------------------------------------------------------------------------------------------------------------
                    First Data Corp.                                                                    217,577          16,971,006
                    ---------------------------------------------------------------------------------------------------------------
                    HBO & Co.                                                                            60,000           3,277,500
                    ---------------------------------------------------------------------------------------------------------------
                    Informix Corp.(1)                                                                    83,700           1,883,250
                    ---------------------------------------------------------------------------------------------------------------
                    Microsoft Corp.(1)                                                                  230,000          28,175,000
                    ---------------------------------------------------------------------------------------------------------------
                    Oracle Corp.(1)                                                                     358,850          12,649,463
                    ---------------------------------------------------------------------------------------------------------------
                    PLATINUM Technology, Inc.(1)                                                        180,000           1,935,000
                    ---------------------------------------------------------------------------------------------------------------
                    Shiva Corp.(1)                                                                       60,000           3,030,000
                    ---------------------------------------------------------------------------------------------------------------
                    Structural Dynamics Research Corp.(1)                                                70,000           1,767,500
                                                                                                                        -----------
                                                                                                                         83,860,144


                    9  Oppenheimer Target Fund


                    Statement of Investments   (Continued)

                                                                                                                       Market Value
                                                                                                   Shares              See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Electronics--4.0%
                    Altera Corp.(1)                                                                      60,000        $  2,640,000
                    ---------------------------------------------------------------------------------------------------------------
                    Analog Devices, Inc.(1)                                                             115,000           2,774,375
                    ---------------------------------------------------------------------------------------------------------------
                    Applied Materials, Inc.(1)                                                          160,000           3,880,000
                    ---------------------------------------------------------------------------------------------------------------
                    Arrow Electronics, Inc.(1)                                                           50,000           2,281,250
                    ---------------------------------------------------------------------------------------------------------------
                    Intel Corp.                                                                         130,000          10,375,625
                    ---------------------------------------------------------------------------------------------------------------
                    LSI Logic Corp.(1)                                                                  195,000           4,265,625
                    ---------------------------------------------------------------------------------------------------------------
                    Motorola, Inc.                                                                       40,000           2,135,000
                    ---------------------------------------------------------------------------------------------------------------
                    Novellus Systems, Inc.(1)                                                            90,800           3,427,700
                    ---------------------------------------------------------------------------------------------------------------
                    Teradyne, Inc.(1)                                                                    30,000             465,000
                                                                                                                       ------------
                                                                                                                         32,244,575
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications-
Technology--6.7%
                    3Com Corp.(1)                                                                        95,000           4,441,250
                    ---------------------------------------------------------------------------------------------------------------
                    Andrew Corp.(1)                                                                     100,000           4,450,000
                    ---------------------------------------------------------------------------------------------------------------
                    Ascend Communications, Inc.(1)                                                      130,000           6,808,750
                    ---------------------------------------------------------------------------------------------------------------
                    Cisco Systems, Inc.(1)                                                              230,000          12,132,500
                    ---------------------------------------------------------------------------------------------------------------
                    Hong Kong Telecommunications Ltd., Sponsored ADR                                    112,997           1,906,824
                    ---------------------------------------------------------------------------------------------------------------
                    L.M. Ericsson Telephone Co., Cl. B, ADR                                             250,000           5,765,625
                    ---------------------------------------------------------------------------------------------------------------
                    Newbridge Networks Corp.(1)                                                         120,000           6,915,000
                    ---------------------------------------------------------------------------------------------------------------
                    Telecom Corp. of New Zealand Ltd., Sponsored ADR                                     30,000           2,295,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tellabs, Inc.(1)                                                                    140,000           8,872,500
                                                                                                                       ------------
                                                                                                                         53,587,449
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--1.0%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.3%
                    Empresa Nacional de Electricidad SA, Sponsored ADR                                   45,000           2,643,750
-----------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.7%
                    Cincinnati Bell, Inc.                                                                70,000           3,342,500
                    ---------------------------------------------------------------------------------------------------------------
                    Telefonica del Peru SA, ADR                                                          90,000           2,103,750
                                                                                                                       ------------
                                                                                                                          5,446,250
                                                                                                                       ------------
                    Total Common Stocks (Cost $515,551,917)                                                             703,218,653

                                                                                                   Units
===================================================================================================================================
Rights, Warrants and Certificates--0.0%
                    Windmere-Durable Holdings, Inc. Wts., Exp. 1/98 (Cost $0)                             7,094                  --

                                                                                                    Face
                                                                                                   Amount
===================================================================================================================================
Repurchase Agreement--12.6%
                    Repurchase agreement with Zion First National Bank, 5.25%, dated 8/30/96, to be repurchased at $101,559,208 on 9/3/96, collateralized by U.S. Treasury Nts., 5.625%--7.375%,
                    8/31/97--8/15/03, with a value of $103,601,036 (Cost
                    $101,500,000)                                                                  $101,500,000         101,500,000

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $618,775,667)                                                           100.3%        806,699,153
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                      (0.3)         (2,392,712)
                                                                                                          -----        ------------
Net Assets                                                                                                100.0%       $804,306,441
                                                                                                          =====        ============

                    1. Non-income producing security.

                    See accompanying Notes to Financial Statements.


                    10  Oppenheimer Target Fund


                    Statement of Assets and Liabilities   August 31, 1996

===================================================================================================================================
Assets              Investments, at value (including repurchase agreement of $101,500,000)
                    (cost $618,775,667)--see accompanying statement                                                    $806,699,153
                    ---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                     76,159
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Investments sold                                                                                      9,019,051
                    Interest and dividends                                                                                  543,820
                    Shares of beneficial interest sold                                                                      340,531
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                   141,517
                                                                                                                       ------------
                    Total assets                                                                                        816,820,231
                                                                                                                       ============

===================================================================================================================================
Liabilities         Payables and other liabilities:
                    Investments purchased                                                                                10,264,958
                    Shares of beneficial interest redeemed                                                                1,541,681
                    Trustees' fees                                                                                          248,886
                    Distribution and service plan fees                                                                      220,067
                    Dividends                                                                                                32,466
                    Transfer and shareholder servicing agent fees                                                            31,152
                    Other                                                                                                   174,580
                                                                                                                       ------------
                    Total liabilities                                                                                    12,513,790

===================================================================================================================================
Net Assets                                                                                                             $804,306,441
                                                                                                                       ============

===================================================================================================================================
Composition of      Paid-in capital                                                                                    $533,332,192
Net Assets          ---------------------------------------------------------------------------------------------------------------
                    Undistributed net investment income                                                                   2,693,760
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized gain on investment transactions                                             80,357,003
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments--Note 3                                                  187,923,486
                                                                                                                       ------------
                    Net assets                                                                                         $804,306,441
                                                                                                                       ============

===================================================================================================================================
Net Asset Value     Class A Shares:
Per Share           Net asset value and redemption price per share (based on net assets of
                    $788,504,058 and 25,596,271 shares of beneficial interest outstanding)                                   $30.81
                    Maximum offering price per share (net asset value plus sales charge of 5.75% of
                    offering price)                                                                                          $32.69

                    ----------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net
                    assets of $5,447,519 and 178,275 shares of beneficial interest outstanding)                              $30.56

                    ----------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net
                    assets of $10,354,864 and 342,134 shares of beneficial interest outstanding)                             $30.27

                    See accompanying Notes to Financial Statements.


                    11  Oppenheimer Target Fund


                    Statements of Operations

                                                                                                         Eight Months
                                                                                                         Ended         Year Ended
                                                                                                         August 31,    December 31
                                                                                                         1996(1)       1995
===================================================================================================================================
Investment Income   Interest                                                                             $ 4,345,256   $  6,740,731
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends                                                                              4,506,648      4,701,943
                    Foreign withholding taxes                                                                (74,006)       (22,014)
                                                                                                         -----------   ------------
                    Total income                                                                           8,777,898     11,420,660

===================================================================================================================================
Expenses            Management fees--Note 4                                                                3,767,997      3,882,505
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                  861,250        839,340
                    Class B                                                                                   28,544          1,030
                    Class C                                                                                   60,358         37,800
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                    659,037        568,898
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                      204,395        132,075
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class A                                                                                   93,600            318
                    Class B                                                                                      854            931
                    Class C                                                                                      959          1,864
                    ---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses--Note 1                                                       89,928            202
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                   73,634         67,500
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                               28,604         41,449
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                         3,367         23,612
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                     43,033         19,830
                                                                                                         -----------   ------------
                    Total expenses                                                                         5,915,560      5,617,354

===================================================================================================================================
Net Investment Income                                                                                      2,862,338      5,803,306

===================================================================================================================================
Realized and Unrealized Gain
                    Net realized gain on investments                                                      75,873,404     71,199,990
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on investments                  11,279,147     58,150,018
                                                                                                         -----------   ------------
                    Net realized and unrealized gain                                                      87,152,551    129,350,008

===================================================================================================================================
Net Increase in Net Assets Resulting From Operations                                                     $90,014,889   $135,153,314
                                                                                                         ===========   ============

                    1. The Fund changed its fiscal year end from December 31 to August 31.

                    See accompanying Notes to Financial Statements.


                    12  Oppenheimer Target Fund


                    Statements of Changes in Net Assets

                                                                                       Eight Months
                                                                                       Ended
                                                                                       August 31,      Year Ended December 31,
                                                                                       1996(1)         1995            1994
===================================================================================================================================
Operations          Net investment income                                              $  2,862,338    $  5,803,306    $  2,339,881
                    ---------------------------------------------------------------------------------------------------------------
                    Net realized gain                                                    75,873,404      71,199,990      38,815,275
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                11,279,147      58,150,018     (40,560,449)
                                                                                        -----------    ------------    -------------
                    Net increase in net assets resulting from operations                 90,014,889     135,153,314         594,707

===================================================================================================================================
Dividends and
Distributions to
Shareholders
                    Dividends from net investment income:
                    Class A                                                                      --      (5,896,377)     (2,361,728)
                    Class B                                                                      --          (8,658)             --
                    Class C                                                                      --         (24,850)         (2,907)
                    ---------------------------------------------------------------------------------------------------------------
                    Distributions from net realized gain:
                    Class A                                                                      --     (69,237,207)    (35,048,552)
                    Class B                                                                      --        (100,605)             --
                    Class C                                                                      --        (663,926)       (102,047)

===================================================================================================================================
Beneficial Interest
Transactions
                    Net increase (decrease) in net assets resulting from
                    beneficial interest transactions--Note 2:
                    Class A                                                             (58,800,845)    397,611,091     (30,283,681)
                    Class B                                                               2,415,163       2,840,388              --
                    Class C                                                               2,250,436       5,989,404       1,154,378

===================================================================================================================================
Net Assets          Total increase (decrease)                                            35,879,643     465,662,574     (66,049,830)
                    ---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                 768,426,798     302,764,224     368,814,054
                                                                                        -----------     -----------    ------------
                    End of period [including undistributed (overdistributed)
                    net investment income of $2,693,760, $(168,578) and
                    $(69,749), respectively]                                           $804,306,441    $768,426,798    $302,764,224
                                                                                       ============    ============    ============


                    1. The Fund changed its fiscal year end from December 31 to August 31.

                    See accompanying Notes to Financial Statements.


                    13  Oppenheimer Target Fund


                    Financial Highlights

                                                 Class A
                                                 ----------------------------------------------------------------------------------
                                                 Eight Months
                                                 Ended
                                                 August 31,     Year Ended December 31,
                                                 1996(3)        1995              1994         1993          1992            1991(2)
====================================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period             $27.44         $22.63            $25.72       $25.25        $23.76          $17.47
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        .11            .24               .20          .13           .16             .27
Net realized and unrealized gain (loss)            3.26           7.61              (.11)         .86          2.28            6.87
                                                 ------         ------            ------       ------        ------          ------
Total income (loss) from investment
operations                                         3.37           7.85               .09          .99          2.44            7.14
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                --            (.24)             (.20)        (.12)         (.17)           (.18)
Distributions from net realized gain                --           (2.80)            (2.98)        (.40)         (.78)           (.67)
                                                ------          ------            ------       ------        ------          ------
Total dividends and distributions
to shareholders                                     --           (3.04)            (3.18)        (.52)         (.95)           (.85)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $30.81         $27.44            $22.63       $25.72        $25.25          $23.76
                                                 ======         ======            ======       ======        ======          ======

====================================================================================================================================
Total Return, at Net Asset Value(6)               12.28%         34.85%             0.46%        3.93%        10.27%          41.33%

====================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)       $788,504       $758,439          $301,698     $368,806      $401,256        $369,351
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $789,903       $538,210          $325,003     $383,875      $362,295        $209,596
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                       0.55%(7)       1.08%             0.72%        0.47%         0.69%           1.25%
Expenses                                           1.09%(7)       1.03%             1.16%        1.07%         1.09%           1.17%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         45.2%          71.9%             34.7%        22.9%         42.3%           65.6%
------------------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(9)            $0.0595        $0.0578                --           --            --              --




                                                 Class B                      Class C
                                                 -------------------------    -------------------------------------------
                                                 Eight Months  Period         Eight Months
                                                 Ended         Ended          Ended
                                                 August 31,    December 31,   August 31,     Year Ended December 31,
                                                 1996(3)       1995(4)        1996(3)        1995       1994(2)    1993(1)
=========================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period             $27.37        $29.77         $27.11         $22.50     $25.72     $25.92
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                         --(5)       (.14)          (.03)           .09         --       (.01)
Net realized and unrealized gain (loss)            3.19           .78           3.19           7.43       (.15)       .31
                                                 ------        ------         ------         ------     ------     ------
Total income (loss) from investment
operations                                         3.19           .64           3.16           7.52       (.15)       .30
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 --          (.24)            --           (.11)      (.09)      (.10)
Distributions from net realized gain                 --         (2.80)            --          (2.80)     (2.98)      (.40)
                                                 ------        ------         ------         ------     ------     ------
Total dividends and distributions
to shareholders                                      --         (3.04)            --          (2.91)     (3.07)      (.50)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $30.56        $27.37         $30.27         $27.11     $22.50     $25.72
                                                 ======        ======         ======         ======     ======     ======

=========================================================================================================================
Total Return, at Net Asset Value(6)               11.65%         1.67%         11.66%         33.56%     (0.50)%     2.11%

=========================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)         $5,448        $2,751        $10,355         $7,237     $1,066         $8
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $4,285          $661         $9,053         $3,792       $467         $6
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                      (0.25)%(7)    (0.54)%(7)     (0.30)%(7)      0.19%     (0.02)%    (0.07)%(7)
Expenses                                           1.94%(7)      2.62%(7)       1.93%(7)       1.90%      2.18%      2.18%(7)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         45.2%         71.9%          45.2%          71.9%      34.7%      22.9%
-------------------------------------------------------------------------------------------------------------------------
Average brokerage commission rate(9)            $0.0595       $0.0578        $0.0595        $0.0578         --         --




1. For the period from December 1, 1993 (inception of offering) to December 31, 1993.

2. Per share amounts calculated based on the weighted average number of shares outstanding during the period.

3. The Fund changed its fiscal year end from December 31 to August 31.

4. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

5. Less than $0.005 per share.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

7. Annualized.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1996 were $309,153,341 and $317,132,673, respectively.

9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

14&15 Oppenheimer Target Fund

Notes to Financial Statements

================================================================================
1. Significant
   Accounting Policies

Oppenheimer Target Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. On August 15, 1996, the Board of Trustees elected to change the fiscal year end of the Fund from December 31 to August 31. Accordingly, these financial statements include information for the eight month period from January 1, 1996 to August 31, 1996. The Fund's investment objective is to seek capital appreciation, primarily through investment in equity securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the clo sing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the eight months ended August 31, 1996, a provision of $26,931 was made for the Fund's projected benefit obligations, and payments of $9,705 were made to retired trustees, resulting in an accumulated liability of $239,137 at August 31, 1996.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

16  Oppenheimer Target Fund

================================================================================
1. Significant Accounting
   Policies (continued)


Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of
   Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    Eight Months Ended                Year Ended                        Year Ended
                                    August 31, 1996(2)                December 31, 1995(1)              December 31, 1994
                                    ---------------------------       ---------------------------       ---------------------------
                                    Shares        Amount              Shares         Amount             Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                 2,809,568    $  83,949,691        3,305,271     $ 90,988,885        1,091,689     $ 27,823,899
Dividends and distributions
reinvested                                  --               --        2,635,092       71,461,980        1,592,900       35,776,790
Issued in connection with the
acquisition of Oppenheimer Time
Fund--Note 5                                --               --       11,277,345      315,314,574               --               --
Redeemed                            (4,852,702)    (142,750,536)      (2,909,180)     (80,154,348)      (3,693,115)     (93,884,370)
                                    ----------    -------------       ----------     ------------       ----------     ------------
Net increase (decrease)             (2,043,134)   $ (58,800,845)      14,308,528     $397,611,091       (1,008,526)    $(30,283,681)
                                    ==========    =============       ==========     ============       ==========     ============
-----------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                   358,325    $  10,711,635          107,562     $  3,071,314               --     $         --
Dividends and distributions
reinvested                                  --               --            3,988          107,888               --               --
Redeemed                              (280,568)      (8,296,472)         (11,032)        (338,814)              --               --
                                    ----------    -------------       ----------     ------------       ----------     ------------
Net increase                            77,757    $   2,415,163          100,518     $  2,840,388               --     $         --
                                    ==========    =============       ==========     ============       ==========     ============
-----------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                   152,465    $   4,501,923          257,084     $  7,022,376           65,435     $  1,619,304
Dividends and distributions
reinvested                                  --               --           22,545          604,205            4,518          100,882
Redeemed                               (77,259)      (2,251,487)         (60,076)      (1,637,177)         (22,893)        (565,808)
                                    ----------    -------------       ----------     ------------       ----------     -------------
Net increase                            75,206    $   2,250,436          219,553     $  5,989,404           47,060     $  1,154,378
                                    ==========    =============       ==========     ============       ==========     ============




1. For the year ended December 31, 1995 for Class A and Class C shares and for the period from November 1, 1995 (inception of offering) to December 31, 1995 for Class B shares.

2. The Fund changed its fiscal year end from December 31 to August 31.

================================================================================
3. Unrealized Gains and
Losses on Investments

At August 31, 1996, net unrealized appreciation on investments of $187,923,486 was composed of gross appreciation of $206,379,596, and gross depreciation of $18,456,110.


17  Oppenheimer Target Fund

================================================================================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets, 0.72% on the next $200 million, 0.69% on the next $200 million, 0.66% on the next $200 million and 0.60% on net assets in excess of $800 million. The Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.58% of its net assets in excess of $1.5 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the eight months ended August 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $609,225, of which $193,794 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $126,984 and $29,748, of which $7,913 was paid to an affiliated broker/dealer for Class B. During the eight months ended August 31, 1996, OFDI received contingent deferred sales charges of $1,559 and $2,184, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the eight months ended August 31, 1996, OFDI paid $38,347 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted a compensation type Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the eight months ended August 31, 1996, OFDI retained $25,624 as compensation for Class B sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $140,499 for Class B.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the eight months ended August 31, 1996, OFDI retained $31,545 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. As of August 31, 1996, OFDI had incurred unreimbursed expenses of $125,540 for Class C.

================================================================================
5. Acquisition of
Oppenheimer Time Fund

On June 23, 1995, the Fund acquired all of the net assets of Oppenheimer Time Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Time Fund shareholders on June 20, 1995. The Fund issued 11,277,345 shares of beneficial interest (Class A), valued at $315,314,574 in exchange for the net assets, resulting in combined Class A net assets of $686,360,280 on June 23, 1995. The net assets acquired included net unrealized appreciation of $67,068,398. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

18  Oppenheimer Target Fund

Independent Auditors' Report

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Target Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Target Fund as of August 31, 1996, and the related statements of operations for the eight month period then ended and the year ended December 31, 1995, the statements of changes in net assets for the eight month period ended August 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the eight month period ended August 31, 1996 and for each of the years in the five year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Target Fund as of August 31, 1996, the results of its operations for the eight month period then ended and the year ended December 31, 1995, the changes in its net assets for the eight month period ended August 31, 1996 and the years ended December 31, 1995 and 1994, and the financial highlights for the eight month period ended August 31, 1996 and each of the years in the five year period ended December 31, 1995, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP

Denver, Colorado
September 23, 1996


19  Oppenheimer Target Fund

Federal Income Tax Information   (Unaudited)

================================================================================
In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends paid by the Fund during the eight months ended August 31, 1996 which are not designated as capital gain distributions should be multiplied by 22.24% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


20  Oppenheimer Target Fund

                   Oppenheimer Target Fund

================================================================================
Officers and       Leon Levy, Chairman of the Board of Trustees
Trustees           Donald W. Spiro, Vice Chairman of the Board of Trustees
                   Bridget A. Macaskill, Trustee and President
                   Robert G. Galli, Trustee
                   Benjamin Lipstein, Trustee
                   Elizabeth B. Moynihan, Trustee
                   Kenneth A. Randall, Trustee
                   Edward V. Regan, Trustee
                   Russell S. Reynolds, Jr., Trustee
                   Sidney M. Robbins, Trustee
                   Pauline Trigere, Trustee
                   Clayton K. Yeutter, Trustee
                   Robert C. Doll, Jr., Vice President
                   Jane Putnam, Vice President
                   George C. Bowen, Treasurer
                   Robert J. Bishop, Assistant Treasurer
                   Scott T. Farrar, Assistant Treasurer
                   Andrew J. Donohue, Secretary
                   Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser OppenheimerFunds, Inc.

================================================================================
Distributor        OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and       OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of       The Bank of New York
Portfolio
Securities

================================================================================
Independent        KPMG Peat Marwick LLP
Auditors

================================================================================
Legal Counsel      Gordon Altman Butowsky Weitzen Shalov & Wein



                   This is a copy of a report to shareholders of Oppenheimer Target Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Target Fund. For material information concerning the Fund, see the Prospectus.

                   Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                   21  Oppenheimer Target Fund

OppenheimerFunds Family

================================================================================
OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $50 billion under OppenheimerFunds' management and that of our affiliates.

     At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.1 For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
Stock Funds    Global Emerging Growth Fund        Growth Fund
               Enterprise Fund2                   Global Fund
               International Growth Fund          Quest Global Value Fund
               Discovery Fund                     Disciplined Value Fund
               Quest Small Cap Value Fund         Oppenheimer Fund
               Gold & Special Minerals Fund       Value Stock Fund
               Target Fund                        Quest Value Fund

================================================================================
Stock &        Main Street Income & Growth Fund   Equity Income Fund
Bond Funds     Quest Opportunity Value Fund       Disciplined Allocation Fund
               Total Return Fund                  Asset Allocation Fund
               Quest Growth & Income Value Fund   Strategic Income & Growth Fund
               Global Growth & Income Fund        Bond Fund for Growth

================================================================================
Bond Funds     International Bond Fund            Bond Fund
               High Yield Fund                    U.S. Government Trust
               Champion Income Fund               Limited-Term Government Fund
               Strategic Income Fund

================================================================================
Municipal      California Municipal Fund(3)       Insured Municipal Fund
Funds          Florida Municipal Fund(3)          Intermediate Municipal Fund
               New Jersey Municipal Fund(3)
               New York Municipal Fund(3)         Rochester Division
               Pennsylvania Municipal Fund(3)     Rochester Fund Municipals
               Municipal Bond Fund                Limited Term New York
                                                    Municipal Fund

================================================================================
Money Market
Funds(4)       Money Market Fund                  Cash Reserves

================================================================================
LifeSpan       Growth Fund                        Income Fund
               Balanced Fund



               1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

               2. Effective 4/1/96, the Fund is closed to new investors.

               3. Available only to investors in certain states.

               4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

               Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

               (C) Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


               22 Oppenheimer Target Fund

[BACK COVER]

Information

General Information
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day,  timely and  insightful
messages on the economy and issues that
affect your investments
1-800-835-3104

RA0320.001.0896       October 31, 1996

[PHOTO-CUSTOMER SERVICE REPRESENTATIVE]

Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today--we're here to help.

--------------------------------------------------------------------------------

[LOGO] OppenheimerFunds(R)

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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